Exhibit 32.2

Certification Of

Principal Financial Officer

Pursuant To 18 U.S.C. Section 1350,

As Adopted Pursuant To

Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Transition Report of ContraVir Pharmaceuticals, Inc. (the “Company”) on Form 10-K for the six month transition period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Cavan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and results of operations of the Company for the period covered by the Report.

Dated: March 23, 2018	/s/ JOHN CAVAN
John Cavan
Chief Financial Officer
(Principal Financial Officer)